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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 2, 2000

                                 AMERALIA, INC.
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             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-15474

           Utah                                              84-0631765
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(State or other jurisdiction                        (IRS Employer Identification
incorporation or organization)                                Number)

                     311 Raleigh Road, Kenilworth, IL 60043
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              (Address of principal executive offices and Zip Code)

                                 (847) 256-9021
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               Registrant's telephone number, including area code:

                                 not applicable
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                  former name or former address, if applicable


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Item 5. Other Events.

         At meeting of AmerAlia, Inc.'s Board of Directors held on November 2, 2000, the Board appointed Samuel A. Stern to serve as a member until its next annual meeting when AmerAlia shareholders will have an opportunity to reelect all members of the Board. Mr. Stern is a partner in the Washington, D.C. law firm of Hills and Stern and serves as an attorney and advisor for a number of domestic and international clients. Mr. Stern has been of counsel to both Rogers & Wells and Pillsbury, Madison & Sutro, and was a partner of Wilmer, Cutler Pickering, international law firms with offices in Washington, D.C. Mr. Stern is also a director of several privately-held companies involved in energy production, software, and venture financing. He has had extensive experience in project financing in the United States and abroad, and brings significant expertise to the AmerAlia, Inc. Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERALIA, INC.

November 8, 2000                        By: /s/ Robert C.J. van Mourik
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                                           Robert C.J. van Mourik,
                                           Executive Vice President